NETSOL.

FISCAL YEAR 2020-21 PRESENTATION

SEPTEMBER 28, 2021
1:30 PM PDT

KEY DISCLAIMERS

This document may contain forward-looking statements relating to the development of the Company's products and services and future operating results, including statements regarding the Company that are subject to certain risks and uncertainties such as the effect of stay-at-home orders and social distancing imposed by COVID-19 and its resultant impact on our financials and the world economy that could cause actual results to differ materially from those projected. The words “expects,” “anticipates,” variations of such words, and similar expressions, identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, but their absence does not mean that the statement is not forward-looking. These statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Factors that could affect the Company's actual results include the progress and costs of the development of products and services and the timing of the market acceptance, as well as the delay in recovery or a prolonged economic downturn that effects our Company, our customers and the world economy. The subject Companies expressly disclaim any obligation or undertaking to update or revise any forward-looking statement contained herein to reflect any change in the company's expectations with regard thereto or any change in events, conditions or circumstances upon which any statement is based. This document may also present certain non-GAAP financial measures. The reconciliation of Adjusted EBITDA to net income, the most comparable financial measure based upon GAAP, as well as a further explanation of adjusted EBITDA, is included in the financial tables in Schedule 4 of the accompanying press release.

This document represents a summary of information reported on our form 10-K filed with the Securities Exchange Commission and should be read in conjunction with that document.

NETSOL.

AGENDA

01 INTRODUCTION & KEY HIGHLIGHTS

02 FINANCIAL REVIEW

03 BUSINESS UPDATE

04 Q&A

INTRODUCTION & KEY HIGHLIGHTS

NOTABLE EVENTS – FY 2020-21



01
Signed a multi-million-dollar contract with GAC Sofinco, a global tier one auto captive in China to upgrade to next-gen NFS Ascent® platform

02
Signed a five-year, multi-million-dollar renewal contract with tier-one Japanese automotive customer in APAC

03
SCI Lease Corp, the first North American customer went live with NFS Ascent™

04
BMW Financial Services, a major global auto captive, went live with NFS Ascent® retail platform in China

05
Appointed Peter Minshall as Executive Vice President of NETSOL Technologies Americas

06
Appointed Naeem Ghauri as company President

07
Appointed James Freto as Vice President, Sales for NETSOL Technologies Americas

08
Successfully launched MINI USA (a BMW Group company) digital retail platform in partnership with tier one automotive brand

09
MINI USA and MINI Financial Services enabled dealers to facilitate end-to-end online shopping experience with launch of MINI Anywhere online retail platform

10
NETSOL Technologies was selected as 'Most Innovative Company' in the equipment finance ecosystem by Monitor Daily

11
NETSOL Technologies and WRLD introduced NXT: a COVID-aware smart workplace platform to support companies' return to work safely

FINANCIAL REVIEW

KEY FINANCIAL INFORMATION – FY 2020-21

Revenue

$54.9M

Gross Profit

$26.4M

Income/(Loss) from Operations

$2.7M

EBITDA

$6.6M

Working Capital

$32.1M

Cash & Equivalents

$33.7M

Total Assets

$86.6M

Total Liabilities

$24.7M

LICENSE VS. SUBSCRIPTION & SUPPORT REVENUES MOVEMENT (2019 - 2021)

License Revenues



$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-

	2019	2020	2021
License Revenues	$16,768,749	$3,260,891	$6,249,924

■ License Revenues

- License revenues have been lumpy mainly because of elongated sales cycles and current pandemic situation.

Subscription and Support Revenues

CAGR – (2019 – 2021) 20%



$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$-

	2019	2020	2021
Subscription and support	$15,521,413	$20,254,917	$22,173,745

■ Subscription and support

- Subscription & Support revenues are expected to grow over coming years as we continue to bring new customers (currently in our pipeline) on-board, complete ongoing implementations and successfully deliver the modifications/enhancements based on requests from customers

NETSOL

CASH MOVEMENT (2019 -2021)

CAGR – (2019 – 2021) **39%**


$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$-

	June 30, 2019	June 30, 2020	June 30, 2021
Cash	$17,366,364	$20,166,830	$33,705,000

NETSOL.

BUSINESS UPDATE

ORGANIZATIONAL FOCUS

Traditional License Revenue → Transitioning → SaaS Revenue

Short-term Focus

- Gradual transition to become a pure SaaS organization while we maintain our existing large customers
- Revenue from current SaaS customers to become significant in coming years
- Successfully deliver ongoing projects/commitments
- Gain further traction for our next-gen products (NFS Ascent, Ascent Digital and Otoz)
- Ensure availability of cloud native smaller applications coming from Ascent at subscription-based pricing model
- Get into volume-based selling by adapting to shorter delivery cycles

Long-term Focus

- Create new revenue & growth verticals
- Aim for higher revenues with marginal increase in headcount, i.e., increase revenue per employee
- Expand into new territories
- Future-proof our existing products
- Expand our product line/offerings

NETSOL.

OTOZ – DIGITAL RETAIL SOLUTION

01
Formed partnership with MINI USA (A BMW Group Company) to launch their digital retail platform in the US powered by Otoz

02
Otoz SaaS-based digital retail platform for customers, dealers, BMW Financial Services (auto-finance) and MINI USA was launched on the May 27, 2021

03
The only solution in the market which provides customer the ability to complete the entire MINI buying experience online

04
Otoz is CCPA (California Consumer Protection ACT) compliant and has managed security services provided by market leading firm CGI as a partner

05
Plan to roll out the solution in number of MINI dealerships across many states in US by 2022

06
MINI USA implementation will allow the company to market solution aggressively to all captive auto finance companies, dealers, OEMs, etc.

07
Otoz is expected to power BMW Motorrad (motorcycles) and used cars by November 21

08
Otoz digital retail platform featured in Newsweek, ABC News, Automotive News, and other automotive publications

NETSOL

INDUSTRY OUTLOOK – SHORT TERM


Stock Market
85%
Segment
Department Store
Super Center
Shopping Center
E-commerce
Specialty Store
Computers
Growth Percentage in 2015

- As regions are bouncing back, global vehicles sales are expected to increase between 8% -10% this year i.e., to 83-85 million units, from 77 million in 2020.
  Source: S&P Global
- New car sales in China surged by 76% compared to the first three months of 2021 to again exceed five million vehicles.
  Source: International Worldwide Car Sales
- In China 81% of dealers agree their business models need to change to be successful in the future
  Source: Accenture
- China auto sector remains strong as customers are constantly demanding 'Change Requests' or additional services and reflects resilience
  Source: International Worldwide Car Sales
- In the first quarter of 2021, major car markets worldwide largely recovered from the initial shock of lockdowns that started early in 2020.
  Source: International Worldwide Car Sales
- 20% of cars sold in China in 2025 are expected to be neighborhood electric vehicles (NEVs)
  Source: Accenture
- Increased new-car demand during pandemic has U.S. industry optimistic about 2021. GM reported a 4.8% increase in U.S. sales in the fourth quarter, while Toyota Motor Corp and Volkswagen AG saw their sales rise 9.4% and 10.8%, respectively.
  Source: Reuters
- Registrations in May jumped 74% to 1.08 million in the European Union, UK and EFTA markets. Among the largest automakers, European sales rose 94% for VW group, 61% for Stellantis NV and 26% for Renault SA from a year ago. Registrations jumped 96% for BMW AG and 49% for Daimler AG
  Source: Bloomberg

INDUSTRY OUTLOOK – MEDIUM TO LONG TERM



Company's Growth
GLOBAL BUSINESS REVIEW
Percentage

- According to Gartner, in the aftermath of the COVID-19 crisis, the worldwide end-user spending on public cloud services is forecast to grow 18.4% in 2021 to total $304.9 billion.
  Source: Forbes
- According to a recent survey from Flexera, 27% of leaders mentioned a significant increase in cloud spend due to COVID-19.
  Source: Forbes
- Businesses are looking for SaaS solutions with advanced integration capabilities; expect more software vendors to offer flexible systems and customers to opt for SaaS based solutions.
  Source: Finance Online
- By 2022, 70% of all organizations will have accelerated use of digital technologies, transforming existing business processes to drive customer engagement, employee productivity, and business resiliency.
  Source: Business Wire
- The global automotive software market was valued at $18.5 billion in 2019 and is projected to reach $43.5 billion by 2027, registering a CAGR of 14.5% from 2020 to 2027.
  Source: Globe News Wire
- 63% of the auto shoppers want to do the entire transaction online without ever visiting a dealer (pandemic)
  Source: ThinkWithGoogle
- Cloud growth is on the rise, with cloud spending expected to increase 6.3% year over year. In 2022, the SaaS industry will generate close to $141 billion in revenue.
  Source: BMC
- The mobile-first experience in SaaS is gathering steam due to the increasing fast pace of modern workflows. 72.6% of people in the world will use a smartphone for internet access by 2022, encouraging SaaS vendors to create mobile versions of their core products.
  Source: Finance Online
- 81% of dealers agree their business models need to change to be successful in the future
  Source: Accenture

NETSOL.

Q & A